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                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                         ----------------------
                                FORM 8-K
                         ----------------------

                             CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D)
                 OF THE SECURITIES EXCHANGE ACT OF 1934

    Date of Report (Date of earliest event reported): April 22, 1997

                             HLS (USA), INC.
                       (formerly HARVEST E-XPRESS)
         (Exact name of registrant as specified in its charter)

             Nevada                                         87-0530644
(State or other jurisdiction of       33-89326            (IRS Employer
         incorporation)         (Commission File No.)  Identification No.)

                          145 West 44th Street
                                6th Floor
                           New York, NY 10036
                (Address of principal executive offices)

                             (212) 789-7772
          (Registrant's telephone number, including area code)



                           Page 1 of 34 Pages
                         Exhibit Index on Page 4


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Items 1 and 2.  Changes in Control of the Registrant;
                Acquisition or Disposition of Assets.


          On April 22, 1997, the stockholders of Harvest E-xpress, a Nevada corporation (the "Company"), approved certain amendments to the Company's articles of incorporation, including (i) changing the Company's name to HLS (USA), Inc. and (ii) changing the authorized capital of the Company to consist of 60,000,000 shares of common stock, par value $0.001 per share, consisting of 30,000,000 shares of Class A Common Stock ("Class A Common Stock") and 30,000,000 shares of Class B Common Stock ("Class B Common Stock"). The Class A Common Stock is entitled to one vote per share and the Class B Common Stock is entitled to ten votes per share. The Class B Common Stock does not vote on the election of directors.

          On April 22, 1997, the Company issued to McKinley Capital, Inc. 200,000 shares of Class A Common Stock and warrants (the "Warrants") to purchase an additional 200,000 shares of Class A Common Stock for an aggregate consideration of $20,000. The Warrants expire April 23, 2002 and have an exercise price of $5 per share of Class A Common Stock. The foregoing securities were sold as compensation for services rendered by McKinley in connection with the transactions described herein.

          On May 2, 1997, the Company purchased 100% of the issued and outstanding common shares of HLS Corporation Limited, a corporation organized under the laws of Bermuda ("HLS"), from Hong Leong Strategic Holdings Limited, a corporation organized under the laws of Bermuda ("HLSHL"), pursuant to a Stock Purchase Agreement dated as of April 30, 1997, among HLSHL, the Company, McKinley, Ken Edwards and David N. Nemelka. HLS is now a wholly owned subsidiary of the Company. HLS's sole asset consists of securities representing an approximately 46% indirect interest in Henan Xinfei Co. Ltd., a Sino-foreign equity joint venture engaged in the manufacture and sale of refrigerators and freezers in China. The purchase price was paid through the issuance to HLSHL of 590,000 shares of Class A Common Stock and 29,010,000 shares of Class B Common Stock. In connection with the foregoing transaction, Ken Edwards, President and Secretary and a director of the Company, resigned from his positions with the Company and Peter C. R. Huang and Kwek Ling Peck, designees of HLSHL, were appointed directors of the Company. Messrs. Huang and Kwek constitute the Company's entire board of directors.

          As a result of the foregoing, HLSHL beneficially owns approximately 59.6% of the issued and outstanding Class A Common Stock and 100% of the issued and outstanding Class B Common Stock, which together represent approximately 99.6% of the voting power of the Company's common stock.



Item 7.  Financial Statements and Exhibits.

          (a) Financial statements of businesses acquired.

          The required financial statements are not included in this Current Report on Form 8-K pursuant to Instruction (a)(4) of Item 7 and will be filed separately when available.

          (b) Pro forma financial information.

          The required pro forma financial information is not included in this Current Report on Form 8-K pursuant to Instruction (b)(2) of
Item 7 and will be filed separately when available.

          (c) Exhibits.

          The exhibits listed on the accompanying Index to Exhibits are filed as part of this Current Report on Form 8-K.


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                                SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            HLS (USA), INC.

                                            By:  /s/ Peter C. R. Huang
Date:  May 5 , 1997                            --------------------------
                                            Name:  Peter C. R. Huang
                                            Title: Director


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                                       INDEX TO EXHIBITS


Exhibit No.         Description                     Sequential Page No.

1.1           Amended and Restated Articles of
              Incorporation of Harvest E-xpress.

1.2           Stock Purchase Agreement dated as of
              April 30, 1997, among Hong Leong
              Strategic Holdings Limited, Harvest
              E-xpress, McKinley Capital, Inc.,
              Ken Edwards and David N. Nemelka.